Exhibit 10.2

_____________________________________________________

FIRST AMENDMENT TO LOAN AGREEMENT

VALLEY NATIONAL BANK, AS AGENT

AND

THE LENDERS NAMED HEREIN,

AS LENDERS,

AND

TRULIEVE CAPPS HIGHWAY LLC

(the "Borrower")

________________________________________________________

Certain identified information has been excluded from this exhibit because it is not material and is the type of information that the Registrant customarily and actually treats as private and confidential. Redacted information is indicated by [***].

FIRST AMENDMENT TO LOAN AGREEMENT

This First Amendment (“Amendment”) to Loan Agreement dated as of the 9th day of May, 2023 and effective as of December 21, 2022 between TRULIEVE CAPPS HIGHWAY LLC, a Florida limited liability company (“Borrower”), having a mailing address of 3494 Martin Hurst Road, Tallahassee, Florida 32312, and VALLEY NATIONAL BANK, (“VNB”) a national banking organization, having an office at 1455 Valley Road, Wayne, New Jersey 07470, as administrative agent (including any of its successors and assigns, “Agent”) for VNB, individually as a Lender, and the other lenders hereto (collectively, together with such other co-lenders as may exist from time to time, “Lenders”).

WITNESSETH THAT:

WHEREAS, Borrower, Agent and Lenders duly executed and exchanged a Loan Agreement on the Closing Date, as hereinafter defined (the “Loan Agreement");

WHEREAS Borrower, Agent and Lenders entered into a Loan in the aggregate amount of $71,500,000 on the Closing Date;

WHEREAS capitalized terms used herein without definition shall have the respective meaning ascribed to such terms in the Loan Agreement, as the same may be amended hereby;

WHEREAS, Borrower, Agent and the Lenders have agreed to modify the Loan Agreement and, in furtherance thereof, Borrower, Agent, and the Lenders will be executing this Amendment and other documents and instruments in connection herewith.

NOW THEREFORE, in consideration of Ten Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

Section 1. Modifications to Agreement. The following referenced sections, exhibits or terms of the Loan Agreement are inserted as hereinafter indicated:

(a) Definitions. The following additional definitions are hereby inserted into Section 11(f) of the Loan Agreement, as new definitions, as set forth below:

“(xix) “Closing Date” shall mean December 21, 2022, which is the date of the closing and funding of the Loan.

“(xx) “Commitment Fee” shall mean the non-refundable commitment fee of $500,000 which is deemed earned and payable by Borrower to the Lenders on the Closing Date, and which the Lenders acknowledge and that such Commitment Fee was paid by the Borrower and received by the Lenders on the Closing Date in accordance with the Commitment Fee Distribution.

(xxi) “Commitment Fee Distribution” shall mean the distribution of portions of the Commitment Fee among and between the Lenders on the Closing Date in the following amounts: VNB - $[***], FFB - $[***] and Cogent - $[***]. VNB and FFB agreed that FFB shall receive at the Closing a portion of the Commitment Fee equal to $[***], which was the product of FFB’s loan participation amount of $[***] (the “FFB Loan Participation Amount”) multiplied by [***] basis points ([***]%). VNB and Cogent agreed that Cogent shall receive a portion of the Commitment Fee equal to $[***], which was the product of Cogent’s loan participation amount of $[***] (the “Cogent Loan Participation Amount”) multiplied by [***] basis points ([***]%). VNB acknowledges and agrees that VNB received a payment of its portion of the Commitment Fee from Borrower in the amount of $[***] on the Closing Date. Cogent and FFB each acknowledge and agree that FFB and Cogent, respectively, received the payment of its portion of the Commitment Fee in accordance with the Commitment Fee Distribution on the Closing Date.

“(xxii) “Servicing Fee” shall mean a monthly fee in the amount of ten basis points (0.10%) for VNB’s administrative services in servicing the Loan on behalf of the Lenders, which fee shall be deducted from the Margin (as defined below) portion of monthly interest paid by the Borrower (the “Servicing Fee”). The Interest Rate during the term of the Loan is (a) one-month Term SOFR plus (b) 300 basis points (3.00%) (the “Margin”). Borrower makes monthly payments due and payable on each payment date to VNB in the full amount of the Interest Rate. VNB, however, makes a payment to each of Cogent and FFB based on the following formula: one month SOFR plus 290 basis points (2.90%) (the “Adjusted Margin”). Accordingly, after VNB receives the total monthly payment due and payable by Borrower on each Payment Date, VNB will calculate the Interest Rate payable to each of FFB and Cogent based on one-month Term SOFR plus the Adjusted Margin and pay each of FFB and Cogent their portion of the total interest due on the Loan based on their participation amount. The Borrower’s fees and interest are unaffected by the payment of the Servicing Fee as the monthly interest payment remains the same. The only change is the distribution of the amount of the interest payment between the Lenders. FFB and Cogent acknowledge and agree that each of them paid its portion of the Servicing Fee to VNB on the Closing Date.”

Section 2. Further Assurances. Borrower, FFB and Cogent shall, to the extent applicable, duly execute and deliver to Agent such documents and instruments as Agent may reasonably require in order to evidence or effectuate the modifications and amendments set forth in this Agreement.

Section 3. Agreements, Representations, etc. Borrower hereby:

(a) Agrees and acknowledges that, except as set forth in this Amendment, the Loan Agreement remains unmodified.

(b) Agrees and acknowledges that the Loan Agreement, as modified by this Amendment, is in full force and effect, and constitutes a valid and binding obligation of Borrower, enforceable against Borrower in accordance with its terms.

(c) Represents and warrants that all representations and warranties of Borrower set forth in the Loan Agreement, as modified by this Amendment, are true and correct in all material respects as of the date hereof and shall have the same force and effect as if made on and as of the date hereof.

(d) Represents and warrants that, as of the date hereof, there are no claims, defenses, offsets or counterclaims with respect to any of its obligations under the Loan Agreement, and to the extent any such claims, defenses, offsets or counterclaims have arisen, they are hereby waived.

(e) Represents and warrants that no Default or Event of Default has occurred and is continuing under the Loan Agreement.

(f) Represents and warrants that it has the power and requisite authority to execute and deliver this Amendment and perform its obligations under the Loan Agreement, as modified hereby, and has taken all action necessary to authorize it to execute and deliver this Amendment and perform its obligations under the Loan Agreement, as modified hereby.

(g) Represents and warrants that neither the execution and delivery of this Amendment, nor consummation of any of the transactions herein contemplated nor compliance with the terms and provisions of the Loan Agreement, as modified hereby, will contravene any provision of law, statute, rule or regulation to which it is subject, or any judgment, decree, license, order or permit applicable to it, or will conflict with or be inconsistent with, or will result in a breach of any of the terms or the covenants, conditions or provisions of, or constitute a default under, the terms of any indenture, mortgage, deed of trust, agreement or other instrument to which it may be bound, or to which it may be subject, or violate any provision of its organizational documents.

(h) Represents and warrants that no consent, approval, authorization or order of any court or Governmental Authority or any third party is required in connection with its respective execution and delivery of this Agreement or to consummate the transactions contemplated by the Loan Agreement, as modified hereby, other than those obtained on or prior to the date hereof.

Section 4. Agreements, Representations, etc. Lenders hereby:

(a) Agree and acknowledge that, except as set forth in this Amendment, the Loan Agreement remains unmodified.

(b) Agree and acknowledge that the Loan Agreement, as modified by this Amendment, is in full force and effect, and constitutes a valid and binding obligation of each Lender, enforceable against each Lender in accordance with its terms.

(c) Represent and warrant that each Lender has the power and requisite authority to execute and deliver this Amendment and perform its obligations under the Loan Agreement, as modified hereby, and has taken all action necessary to authorize it to execute and deliver this Amendment and perform its obligations under the Loan Agreement, as modified hereby.

(d) Represent and warrant that no consent, approval, authorization or order of any court or Governmental Authority or any third party is required in connection with its respective execution and delivery of this Amendment or to consummate the transactions contemplated by the Loan Agreement, as modified hereby, other than those obtained on or prior to the date hereof.

Section 5. Governing Law. This Agreement shall be governed by, and construed in accordance with, the substantive laws of the State of Florida.

Section 6. Headings. The captions, headings and arrangements used in this Amendment are for convenience only and do not in any way affect, limit, amplify or modify the terms and provisions hereof.

Section 7. Severability. No determination by any court or governmental body that any provision of this Amendment or any amendment hereof is invalid or unenforceable in any instance will affect the validity or enforceability of (a) any other provision hereof, or (b) such provision in any circumstance not controlled by such determination. Each such provision will be valid and enforceable to the fullest extent allowed by and will be construed wherever possible as being consistent with, applicable law.

Section 8. Counterparts. This Amendment may be executed in any number counterparts, with the same effect as if all of the parties had signed the same document. All counterparts shall be construed together and constitute one agreement.

Signatures follow on Next Page

IN WITNESS WHEREOF, Borrower, Agent and Lenders have executed or caused this Amendment to be executed on the date first above written.

BORROWER:

TRULIEVE CAPPS HIGHWAY LLC

By: __/s/ Eric Powers__________________ Name: Eric Powers Title: Secretary

AGENT:

VALLEY NATIONAL BANK

By: __/s/ John Meyer__________________
Name: John Meyer
Title: Senior Vice President

LENDER:

VALLEY NATIONAL BANK

By: __/s/ John Meyer__________________
Name: John Meyer
Title: Senior Vice President

FIRST FEDERAL BANK

By: __/s/ Robert Turbeville_______________

Name: Robert Turbeville

Title: Chief Lending Officer

COGENT BANK

By: __/s/ Arutro E. Rios_______________

Name: Arturo E. Rios

Title: Senior Vice President

[Additional Signatures on Next Page

As Agreed to the First Amendment

LEASE GUARANTOR:

TRULIEVE CANNABIS CORP., a British Columbia, Canadian corporation

By:_ __/s/ Eric Powers__________________

Name: Eric Powers

Title: Secretary

GUARANTOR:

TRULIEVE HOLDINGS, INC., a Delaware corporation

By:__ __/s/ Eric Powers__________________

Name: Eric Powers

Title: Secretary

TRULIEVE, INC., a Florida corporation

By:_ __/s/ Eric Powers__________________

Name: Eric Powers

Title: Secretary

[Acknowledgement for Borrower only follows]

STATE OF FLORIDA)

) ss.:

COUNTY OF LEON )

The foregoing instrument was acknowledged before me by means of ☑ physical presence or ☐ online notarization, this 8th day of May, 2023, by Eric Powers, as Secretary of TRULIEVE CAPPS HIGHWAY LLC, a Florida limited liability company, on behalf of said limited liability company. He is personally known to me or provided _____________ as identification.

/s/ Samantha A. Zadikow
Notary Public, State of Florida

My Commission Expires: December 26, 2025

(NOTARY SEAL)